COMMERCIAL LEASE OF WHOLE

Date     : 18 July 2001

Parties  :

1. "The Landlord" TEMPLAR INVESTMENTS LIMITED whoser registered office is at Saffrey Square, suite 205, Bank Lane, PO Box N-8188 Nassau, Bahamas.

2. "The Tenants" EVERBLOOM INTERNATIONAL TECHNOLOGY Pte LIMITED whose registered office is at 12 Science Park Drive, 04-01 The Mendel, Science Park, Singapore 118225 and whose address for service within the UK is c/o Thomas Eggar Church Adams, Sussex house, North Street, Horsham, West Sussex, RH12 1BJ.

3. "The Surety" MYCOBIOTECH Pte LIMITED whose registered office is at 12 Science Park Drive, 04-01 The Mendel, Science Park, Singapore 118225 and whose address for service within the UK is c/o Thomas Eggar Church Adams, Sussex house, North Street, Horsham, West Sussex, RH12 1BJ.

OPERATIVE PROVISIONS:

1        Interpretation

1.1      Definitions
In this Lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

1.1.1 "conducting Media" means drains sewers conduits flues gutted gullies channels ducts shafts watercourses pipes cables optic fibres data or impulse transmission wires mains and services or any of them and all ancillary equipment serving the Demised Premises

1.1.2 "the Demised Premises" means the property described in Schedule 1 and refers to each and every part of the Demised Premises

1.1.3 "the Encumbrances" means the exceptions and reservations referred to in the Property Register of title number K747701 so far as they affect and relate to the Demised Premises

1.1.4 "Insured Risks" means risks from time to time covered by the policy or policies of insurance effected by the Landlord pursuant to the covenant in clause 5.2 against loss or damage by fire lightning explosion aircraft (including articles dropped from the aircraft) terrorism riot civil commotion malicious persons earthquake storm tempest flood bursting and overflowing of water pipes tanks and other apparatus and impact by road, vehicles and such other risks as the Landlord from time to time in its absolute discretion may think fit to insure against

1.1.5 "Interest" means interest at the rate of 4% over the base rate of National Westminster Bank plc for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published

1.1.6 "the landlord" includes all persons entitled to the reversion immediately expectant upon the determination of the Term created by this Lease

1.1.7    "this Lease" includes any instruments supplemental or collateral to it

1.1.8 "Outgoings" means all general rates water charges and all existing and future rates taxes charges assessments impositions and outgoings whatsoever (whether parliamentary municipal parochial or otherwise) which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property

1.1.9 "Rent" means the annual rent of ONE HUNDRED THOUSAND POUNDS
((pound)100,000).

1.1.10 "Rent" means the Rent together with all additional rents and any other sums payable under this Lease including without limitation the Insurance Rent

1.1.11 "Insurance Rent" means the sums payable by the Tenant pursuant to clause 3.3

1.1.12 "the Rent Commencement Date" means the date hereof

1.1.13 "the Tenant" includes the Tenant's successors in title and assigns in whom this Lease shall for the time being be vested

1.1.14 "the term" means five years commencing on and including the 1st July 2001 (together with any statutory extension continuing or holding over at the end of the contractual term)

1.1.15 "Unsecured Underletting" means an Underletting of the Demised Premises in relation to which the underlessor and the underlessee have agreed to exclude the provisions of Section 24 to 28 of Part II of the Landlord and Tenant Act 1954 and their agreemnt6 to do so has been duly authorized beforehand by the court

1.2      Interpretation of restriction on the Tenant
In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through under or in trust for the Tenant

1.3      Clauses and clause headings

1.3.1 The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or provision to which they refer

1.3.2 References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule paragraph of a Schedule in this Lease and reference in a Schedule to a paragraph are unless the context otherwise requires) references to a paragraph Schedule

1.4      Singular and plural meanings
Words in this Lease importing the singular meaning shall where the context so admits include the plural meaning and vice versa

1.5      Statutes and statutory instruments
Reference in this Lease to any statue or statutory instruments shall include and refer to any statue or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force save that in clause 3.13 any reference to the Town and Country Planning (Use Classes) Order 1987 is a reference to that Order as originally made without any amendment and additionally in the case of the Value Added Tax Act 1994 shall include any directions and regulations adopted by the Council of the European Communities which relates to Value Added Tax

1.6      Gender
Words in this Lease of the neuter gender shall include both the masculine and feminine genders and vice versa and words denoting natural persons shall include corporations and firms and all such words shall be construed interchangeably in that manner

1.7      Joint and several obligations
Where the Tenant or Surety to this Lease is/are or shall be two or more persons the expression `the Tenant' or the `Surety' shall include the plural number and obligations in this Lease expressed or implied to be made with the Tenant or the Surety or by the Tenant or the Surety shall be deemed to be made with or by such persons jointly and severally

2        The demise
In consideration of the Rents and the covenants reserved by and contained in this Lease:

2.1 the Landlord at the request of the Surety DEMISES to the Tenant the Demised Premises TOGETHER WITH the rights set out in Schedule 2 EXCEPTING AND RESERVING to the Landlord the rights set out in Schedule 3 for the Term SUBJECT TO the Encumbrances and

2.2 the Tenant PAYING during the Term FIRSTLY the Rent (including the Reviewed Rent as determined by the provisions for revision contained in Clause 6) by equal quarterly payments in advance on the usual quarter days in every year the first (or proportional part) of such payments in respect of the period commencing on the Rent Commencement Date and ending on the quarter day next following to be made on the grant of this lease and SECONDLY the Insurance Rent and THIRDLY the Rents (excluding the Rent and the Insurance Rent) in such manner as provided for in this Lease

3. Tenant's Covenant The Tenant covenants with Landlord as follows:

3.1      To pay Rents
3.1.1 To pay the Rents reserved by this Lease without any deduction or set off whatsoever whether legal or equitable by means of a standing order or direct debit to the Landlord's bankers at the times and in the manner specified in relation to each of them.

3.1.2 If the whole or any part of the Rents and other monies due under this Lease shall remain unpaid fourteen days after they shall have become due (in the case of Rent whether formally demanded or not) or if the Landlord shall refuse to accept the tender of Rents because of a breach of covenant on the part of the Tenant then to pay interest on such Rent (or part of the Rents) and other monies as from the date they became due until they are paid to (and accepted by) the Landlord and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

3.2      To pay Outgoings
3.2.1 To pay and discharge all Outgoings in respect of the Dmeised Premises or any part thereof (other than taxes imposed on the Landlord in respect of the Rent or in respect of a disposal or dealing with the Landlord's reversionary interest in the Demised Premises)

3.2.2 To pay to the Landlord on demand the amount of any rates or surcharge payable by the Landlord after the expiration or sooner determination of the Term through the Landlord's inability to claim void rate relief or any similar relief or exemption for the maximum period (commencing with the date of termination of the Term) which would have been allowed had the Demised Premises been occupied up to the date of the termination of the Term

3.2.3 Not to agree any valuation of the demised Premises for rating purposes or agree any alteration in the rating list in respect thereof without the prior consent in writing of the landlord such consent not to be unreasonably withheld or delayed

3.2.4 Not to make any proposal to alter the rating list so far as the list relates to the Demised Premises or lodge an appeal in respect thereof without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed

3.2.5 Forthwith upon receipt to provide the Landlord with a copy of any notice of an alteration or proposed alteration in the rating list which will or may affect the Demised Premises

3.2.6 To pay for all gas electricity water telecommunication and other services consumed on the Demised Premised and all charges for meters and all standing charges

3.3      To pay Insurance premises
3.3.1 To pay to the landlord the insurance premiums incurred with respect to the Insured Risks as to which the following provisions shall apply:

3.3.1.1 the insurance premium shall include all monies expended or required to be expended by the Landlord in effecting and/or maintaining cover fir the demised Premises against the Insured Risks (including the cost of statutory inspections and periodic valuations for insurance purposes)

3.3.1.2 the Tenant's liability shall include the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act omission or default if the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant or any person in or upon the Demised Premises with the authority of the Tenant whether express or implied and also the whole of any increase in the insurance premiums for the Demised Premises attributable to the character of the Tenant or to the particular use if the Demised Premises made by the Tenant and those deriving title under the Tenant or to the condition of the Demised Premises

3.3.1.3 the cover may take due account of the effects of inflation and escalation of costs and fees

3.3.1.4 the insurance premium shall be payable by the Tenant to the landlord on demand.

3.3.2 To pay the Landlord on demand a fair and proper proportion (to be conclusively determined by the Landlord or the Landlord's surveyors) of the expense of cleaning lighting repairing renewing decorating maintaining and rebuilding any party walls fences roadways pavements entrance way stairs and passages accessways and service areas which are or may be used or enjoyed by an occupied of the Demised Premises in common with any other person or persons

3.4      Repair
3.4.1 From time to time and at all times and substantially to repair renew replace rebuild and clean the Demised Premised and to keep the Demised Premised in good and substantial state of repair and condition throughout the Term (fair wear and tear excepted in respect of the equipment plant and machinery referred to in Schedule 1) and from time to time and at all times well and substantially to keep any part of the Demised Premises which is built on property cultivated laid out and landscaped in a neat and tidy manner throughout the Term

3.4.2 The obligations in clauses 3.4.1 shall extend to all improvements and additional to the Demised Premises and all Landlord's fixture fittings and appurtenances of whatsoever nature affixed or fastened to the Demised Premised

3.4.3 The obligations in clause 3.4.1 do not extend to damage by insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents

3.5      Reinstatement after damage
if the Demised Premises shall be destroyed or damaged by any of the Insured Risks and if the Term shall not have determined under clause 4.4 if so required to join with the Landlord in making application for any planning or other permission necessary for the rebuilding or reinstating the Demised premises provided that this clause shall not render the tenant liable for fees payable in respect of such an application

3.6      Decoration
3.6.1 In the year 2006 and in the last three months of the Term (howsoever determined) to decorate the inside of any building comprised in the Demised Premised with two coats of good quality paint and to strip and re-paper such decoration in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably require

3.6.2 In the year 2006 and also in the last three months of the Term (howsoever determined) to be exterior of any building comprised in the Demised Premises with three coasts of good quality paint or other suitable materials of good material in a proper and workmanlike manner

3.7      Fire Fighting
3.7.1 To keep the Demised Premises supplied and equipped with all fire fighting and extinguishing appliances form time to time:

         (a) required by law or

         (b) required by the insurers of the Demised Premises or recommended by them or

         (c) reasonably required by the Landlord

3.7.2 To ensure that such appliances are kept available for inspection and properly maintained and not to obstruct the access to or means of working such appliances or the means of escape from Demised Premises in case of fire

3.7.3 To take expeditiously all requisite steps to obtain any necessary fire certificate

3.8      Landlord's right of inspection and right of repair
3.8.1 To permit the Landlord its workmen or agents and any authorized person at all reasonable times to enter into inspect and view the Demised Premises and examine their condition and also to take a schedule of fixtures in the Demised Premises

3.8.2 If any breach of covenant defects disrepair removal of fixtures or unauthorized alternations or additions shall be found upon such inspection for which the Tenant is liable then upon by the Landlord to the Tenant to commence and thereafter diligently proceed to execute all repairs works replacements or removal required to the reasonable satisfaction of the Landlord or its surveyor or agent

3.8.3 If the Tenant shall not within a reasonable time comply with a notice given pursuant to this clause 3.8 then forthwith to permit the Landlord its workmen or agents with or without plant and other machinery to enter into the Demised Premises and execute such repairs works replacements or removals.

3.8.4 To pay to the Landlord on demand all costs and expenses so incurred with Interest form the date of expenditure until the date they are paid by the Tenant to the Landlord (such costs and expenses and Interest to be recoverable as if they were Rent in arrears)

3.9      Yield up in repair at the end of the Term
At the expiration or earlier determination of the Tem or at such later time as the Landlord recovers possession of the Demised Premises from Tenant

3.9.1 to quality yield up the Demised Premises (together with all additions and improvements to the Demised Premised and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than the Tenant's fixtures removable by the Tenant) decorated repaired cleaned and kept fully in accordance with the Tenant's covenants contained in this Lease

3.9.2 if so required buy the Landlord to remove from the Demised Premises all the Tenant's belongings that is to say trade fixtures and fittings and all notices boards and sign bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business and all partitions fixtures and fittings not installed at the date hereof and any alterations carried out to the Demised Premises during the Term

3.9.3 to make to the satisfaction of the Landlord all damage to the Demised Premises resulting for in the removal of the Tenant's belonging form the Demised Premises and by reinstatement of the Demised Premises pursuant to any covenant with the Landlord

3.9.4 to reimburse to the Landlord all expenditure reasonably incurred by the Landlord after the termination of the Term in repairing painting and decorating the Demised Premises so as to put them into the condition required by the foregoing Tenant's covenant and to pay to the Landlord a sum equivalent to the loss of rent suffered by the Landlord during the period form such termination until the date upon which all such works have been completed

3.10     Landlord's right of entry for repairs etc.
3.10.1 To permit the Landlord its workmen or agents and all others employed by the landlord or by the other occupiers of any adjourning or neighbours property together with plant and machinery at reasonable times after giving to the Tenant previous notice (except in an emergency where no notice shall be required) to enter upon the Demised Premises and where necessary to erect scaffolding on the Demised Premises:

3.10.1.1 to construct alter maintain build or rebuild any adjourning or neighbouring remises or property of the Landlord or person so entering or

3.10.1.2 to construct alter maintain repair or fix anything or additional thing serving such property and running through under or on the Demised Premises or

3.10.1.3 to comply with an obligation to any third party having legal rights over the Demised Premises or

3.10.1.4 in exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease or

3.10.1.5 in connection with the construction development or redevelopment of any adjourning or neighbouring land or premises including the right to build on or onto in prolongation of any boundary walls of the Demised Premises without payment of compensation for any nuisance annoyance inconvenience or damage caused to the Tenant subject to the Landlord (or other person so entering) exercising such right in a reasonable manner and making good any damage caused to the Demised Premises

3.11  Alterations
3.11.1 Not without the consent of the Landlord which shall not be unreasonably withheld or delayed to erect or permit or suffer to be erected any other building structure pipe wire mast or post upon the Demised Premises nor to make or permit to suffer to be made any alteration therein or addition thereto nor to commit or permit or suffer any waste spoil or destruction in or upon the Demised Premises nor to cut injuries or remove or suffer to be cut injured or removed any of the roofs walls (whether outside or inside) floors joist timbers wires pipes drains appurtenances or fixtures of the building or Demised Premises

3.11.2 At the expiration or earlier determination of the Term (unless otherwise required by the Landlord) to reinstate the Demised Premises to the same condition as they were in at the grant of this Lease such reinstatement to be carried out under the supervision an to the reasonable satisfaction of the Landlord or the Landlord's surveyor or agent

3.11.3 To procure that any alternations or additions to the Demised Premises permitted by the Landlord under clauses 3.11.1 shall be carried out only by a contractor approved by the Landlord (such approval not to be unreasonably withheld) and in accordance with the Construction (Design and Management) Regulations 1994 ("the CDM Registrations")

3.12 Alienation of part absolutely prohibited not to charge or assign or underlet or otherwise share or part with possession of part only of the Demised Premises save for the existing Farm Business Tenancy Agreement dated 29th March 2000 in favour of Robert Montgomery Limited

3.13     Parting with possession and occupation
Not to part with or share possession or occupation of or declare any trust in respect of the Demised Premises or any thereof PROVIDED THAT occupation of the Demised Premises or any part thereof as a licensee only by any company which is a member of the same group (as that expression is defined in section 42 of the Landlord and Tenant Act 1954) as the Tenant shall not be a breach of this covenant PROVIDED FURTHER that:

3.13.1   no legal estate or other right of tenancy shall be created

3.13.2 the Tenant shall forthwith give the Landlord notice in writing of the identify of such company the relationship to the Tenant the area occupied the date of occupation and date of vacation 3.13.3 the Tenant shall procure that the said company shall vacate the Demised premised forthwith upon whichever is the earlier of the date of expiration or sooner determination of the Term and the date on which same group and

3.13.4 if the rent is paid by any such company it shall be deemed to have been paid by and on behalf of the Tenant

3.14     Assignment Permitted
Not to assign the whole or any part of the Demised Premises save that the Tenant may with the written consent of the Landlord obtained not more than three months previously (which consent shall not unreasonably withheld or delayed):

3.14.1 assign the whole of the Demised Premises provided that it will be reasonable for the Landlord to impose any or all of the following conditions (which are specified for the purpose of section 19(1A) of the Landlord and Tenant Act 1927) on giving any licence for an assignment by the Tenant as a condition precedent to the granting of such consent and any such licence shall be treated as being subject to each of the following conditions:

3.14.2 a requirement that the assigning Tenant execute as a deed and deliver to the Landlord prior to the assignment in question and before giving occupation of the whole or any part of the Demised Premises an Authorised Guarantee Agreement (as defined in and for the purpose of section 16 of the Landlord and Tenant (Covenant) Act 1995) (`AGA') in a form reasonably required by the Landlord.

3.14.3 if the landlord reasonably requires a requirement that on or more third party guarantors reasonably acceptable to the Landlord are provided who prior to the assignment in question and before giving occupation of the whole or any part of the Demised Premises enter into direct covenants with the Landlord (and if more than one then jointly and severally) in the terms set out in the Fourth Schedule

3.14.4 if the Landlord reasonably so requires a requirement that the proposed assignee prior to the assignment in question and before being given occupation of the whole or any part of the Demised Premises enter into such rent deposit arrangement and/or provide such additional security for performance by the proposed assignee of its obligations under this Lease as the Landlord may reasonably require

3.14.5 that any guarantor of the Tenant's obligations under this Lease shall have guaranteed to the Landlord that the Tenant will comply with the term and conditions of an AGA entered into by the Tenant on the terms and in a form which the Landlord reasonably requires

3.14.6 a requirement that prior to the assignment in question and before giving occupation of any part of the premises to be assigned the assignee covenants to the Landlord to pay the rent for the time being and from time to time reserved by this Lease and to observe and perform the covenants and conditions contained in this Lease on the part of the Tenant for the period until the assignee is released from its covenants implied in this Lease and upon the next assignment to enter into AGA as specified above provided that no assignment of whole of the Demised Premises shall be permitted whatsoever to a proposed assignee which is a person or company connection with the Tenant within the meaning of section 839 of the Income and Corporation Taxes Act 1988

3.15  Charging permitted
Not to charge the whole of the Demised Premises without the consent of the Landlord

3.16  Underletting permitted
3.16.1Not to underlet the whole or any part of the Demised
      Premises except provided that if

         (a)      the whole of the Demised Premises are to be underlet and

         (b) the rent to be reserved by the underlease shall not be less than the Rents for the time being payable by the Tenant under this Lease and shall be the best obtainable without taking a fine or premium and shall not be commuted or payable more than one quarter in advance

         (c)      the Tenant shall comply with clause 3.16.2, 3.16.3, 3.16.4 and
                  3.16.5

the Tenant may underlet the whole of the Demised Premises with the prior consent of the landlord which consent shall not be reasonably withheld or delayed

3.16.2   To incorporate in every permitted underlease:

(a) such provisions as are necessary to ensure that the terms are consistent with and are no less onerous than the terms contained in this Lease

         (b) a covenant that the undertenant shall not underlet the whole or any part of the premises thereby demised

         (c) a covenant that the undertenant shall not assign or charge part only of the premises thereby demised

         (d) a covenant that the undertenant shall not assign or charge the whole of the premises thereby demised without the consent of both the landlord and the Tenant under this lease and any superior landlord if required

         (e) a covenant that the undertenant shall not part with or share possession or occupation of or declare a trust in respect of the premises thereby demised save by way of an assignment or charge pursuant to the provisions hereinafter before referred to

         (f) a covenant by the undertenant (which the Tenant hereby covenants to enforce) prohibiting the undertenant form causing or suffering any act or thing upon or in relation to the premises underlet inconsistent with or in breach of the provisions of this Lease and

         (g) a condition for re-entry in the form referred to in clause 4.1 hereof

3.16.3 Upon any permitted underlease to procure that the undertenant shall give a direct covenant in a deed in favour of the landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this lease (save as to payment of rent) insofar as the same relate top the premises underlet and (if the landlord reasonably requires) to procure that such guarantor or guarantors as may be acceptable to the Landlord guarantee such covenant in such terms as the landlord may form time to time require

3.16.4 Without prejudice to the provisions hereinbefore contained the Tenant shall obtain the approval of the Landlord's solicitors to the principal terms of any underlease (and if required) the form of underlease finally agreed with the proposed undertenant before granting the same (such approval not to be unreasonably withheld or delayed)
3.16.5   In connection with any underlease the Tenant shall:

         (a) not consent to or participate in any variation or addition to any such underlease (or any of the terms thereof) without the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed)

         (b) enforce all the covenant and obligations of the underlessee thereunder and not expressly or by implication waive any breach of the same

         (c) not grant any under unless it contains an exclusion of section 24-28 of the landlord and Tenant Act 1954 pursuant to a court obtained prior to the grant such exclusion court application and order to be first approved in writing by the landlord

3.16.6 Within one month after written request by the Landlord to notify the Landlord in writing

         (a) whether the Tenant occupies the Demised Premises wholly or in part

         (b) whether the Tenant has granted an underlease of the whole of the Demised Premises and if so the landlord of the rent reserved by any underlease and the full name and address of any underlessee and

          (c) whether there are any other occupiers of the Demised Premises save as specified above and if so the full terms on which they occupy

3.17     Registration
Within one moth after any assignment underlease assignment if underlease mortgage charge transfer disposition or devolution of the Demised Premises or any part thereof or any devolution in the estate of the Tenant therein or if the Lease and every surrender of any derivative mediate or immediate estate in the Demised Premises or any devolution of such estate in the Demised Premises or any devolution of such estate to give notice thereof in duplicate to the Landlord's solicitors and to produce to them the original or a certified copy of the instrument or instruments (including any relevant probate letters of administration or assent) and also to deliver to the same solicitors for retention by the Landlord a copy therefore and to pay to the same solicitors a reasonable fee (but not less than (pound)20) for the registration of such transaction

3.18     User
Not to use the Demised Premises otherwise than for the cultivation and distribution of mushrooms and associated products ("the Permitted Use")

3.19     Restrictions affecting use of the Demised Premises

3.19.1 Not to erect install or use in or upon the Demised Premises any engine furnace machinery or apparatus which causes noise fumes or vibration and which can be heard smelled or felt in nearby premises or outside the Demised Premises or which may cause damage or overload the services serving the Demised Premises

3.19.2 Not to store in or upon the Demised Premises any petrol or other specially inflammable dangerous offensive explosive or combustible substance material or liquid

3.19.3 Not to use the Demised Premises for any noxious nosy or offensive trade or business nor for any illegal or immoral act or purpose

3.19.4   Not to hold any sales by auction on the Demised Premises

3.19.5 Not to hold in or on the Demise Premises any exhibition public meeting or public entertainment

3.19.6 Not to permit any vocal or instrument music in the Demised Premises so that it can be heard in nearby premises or outside the Demised Premises

3.19.7 Not to do in or upon the Demised Premises anything which may be or become or cause a nuisance annoyance disturbance inconvenience injury or damage to the Landlord or to the owners tenants and occupiers of adjoining or neighbouring properties

3.19.9 Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord may become void or voidable or whereby the premium thereon may be increased and to comply with all the requirements of the insurers a to fire and security precautions relating to the Demised Premises

3.19.10  Not to use the Demised Premises as a betting shop or betting office

3.19.11 Not to use the Demised Premises for the sale of wines spirits beers or any intoxicating liquor for consumption either on or off the Demised Premises

3.19.12 Not to permit the drains to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises and the drains serving the Demised Premises thoroughly cleaned as often as may be necessary

3.19.13 Not to give any bill of sale or other preferential security on the stock-in-trade or personal chattels of the Tenant for the time being be on or about the Demised Premises

3.20     Keyholders
The Tenant must ensure that at all times the landlord and the local police force have written notice of the name home address and home telephone number of at least two keyholders of the Demised Premises

3.21     Notices of a competent authority
Within seven days of the receipt by the Tenant of any notice order requisition direction or plan given made or issued to or by a competent authority affecting the Demised Premises or the occupation or user thereof to supply a copy thereof to the Landlord and to make or join in making objections or representations against or in respect thereof as the Landlord may reasonably require

3.22     Compliance with statutes etc.

3.22.1 To comply in all respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnity the landlord against all actions proceedings claims or requirements or any default in compliance with them

3.22.2   In particular but without prejudice to the generally of clause 3.25.1:

3.22.2.1 to execute all works and do all things on or in respect of the Demised Premises which are required under the offices Shops and Railway Premises Act 1963

3.22.2.2 to comply with all requirements under any present or future Act of Parliament order byelaw or regulation as to the use or occupation of or otherwise concerning the Demised Premises

3.22.2.3 to execute with all due diligence (commencing within two months or sooner if necessary and then proceeding continuously) all works to the Demised Premises for which the Tenant is liable in accordance with this clause 3.25 and of which the Landlord has given to the Tenant and

3.22.2.4 if the Tenant shall not comply with clause 3.25.2.3 to forthwith permit the Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the expense of so doing (including surveyor's other professional advisors' fees) together with interest form the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were Rents in arrears)

3.22.3 The Tenant must immediately give notice to the Landlord of any defect in the Demised Premises that might give rise to an obligation on the landlord to do or refrain form doing anything in order to comply with the provisions of this Lease or the duty of care imposed on the Landlord whether pursuant to the Defective Premises Act 1972 or otherwise and must at all times display and maintain any notices the Landlord may time to time require him to display at the Demised Premises

3.22.4 The Tenant must comply with the provisions of the CDM Regulations being the only client (*as defined by the provisions of the CDM Regulations) and fulfil in relation to all and any works all the obligations of the clients as set out in or reasonably to be inferred for the CDM Regulations and make a declaration to that effect to the Health and Safety Executive in accordance with the Approved code of Practice published from time to time by the Health and Safety Executive in relation to the CDM Regulations. The provisions of clause
3.14.12 are to have effect in any circumstances to which these obligations apply

3.22.5 At the end of the Term the Tenant must forthwith deliver to the Landlord any and all health and safety files relating to the Demised Premises in accordance with the CDM Regulations

3.23  Planning Permissions

3.23.1 Not to make any application under the Town and country Planning Acts to any local planning authority for permission to develop (including change of use of ) the Demised Premises without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed

3.23.2 To indemnity the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord the costs it may properly incur in connection with such consent

3.23.3 To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made

3.23.4 Forthwith to give to the Landlord full particulars in writing of htegrant of planning permission

3.23.5 Not to implement any planning permission if the Landlord shall make reasonable objection to any of the conditions subject to which it has been granted

3.24     Compliance with Town and country Planning requirements

3.24.1 To perform and observe all the provision and requirements of all statutes and regulations relating to the Town and Country planning Acts in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant

3.24.2 To indemnity the landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant's failure to obtain any necessary development or other consents as aforesaid

3.24.3 To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant or by virtue of any status or regulation relating to the Town and Country Planning Acts or otherwise within seven days of the receipt of any such notice by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord

3.24.4 Forthwith to take all reasonable and necessary steps to comply with any such notice or order

3.24.5 Another request and cost of the Landlord to make or join with the landlord in making such objections or representations against or in respect of any proposals for such a notice or order as the Landlord may deem expedient

3.25 Claims made by third parties
To indemnity the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises

3.26 Cost of applications notices and recovery of arrears

3.26.1 The Tenant must pay to the Landlord on demand on a full indemnity basis all proper and reasonable costs fees charges disbursements and expenses including but without prejudice to the generality of the above those payable to counsel solicitors surveyors and bailiffs properly incurred by the Landlord in relation to or incidental to:

3.26.1.1 every application made by the Tenant for a consent or licence required by the provisions of this Lease whether it is granted refused or offered subject to any qualification or condition or the application is withdrawn

3.26.1.2 the contemplation preparation and service of a notice under section 146 of the Law of Property Act 1925 or by reason or contemplation of proceedings under sections 146 or 147 of that Act even if forfeiture is avoided otherwise than by relief granted by the court.

3.26.1.3 the recovery or attempted recovery of arrears of Rent or other sums due under this Lease and

3.26.1.4 any steps taken in contemplation of or in connection with the preparation and service of a schedule of dilapidations during or after the end of the term.

3.26.1.5 prior to the Landlord being require to consider any application for licence or consent required pursuant to the terms of this Lease the Tenant must procure that its solicitors provide an unqualified undertaking to the Landlord's solicitors to pay the Landlord's reasonable and proper costs on a full indemnity basis whether or not such application proceed top completion

3.27     Obstruction of windows or lights

3.27.1 Not to permit any easement to be made or acquired into against or upon the Demised Premises

3.27.2 Where any encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request of the Landlord to adopt such course as may be reasonably required or deemed proper by the landlord for preventing any such encroachment or the acquisition of any such easement

3.28     Value Added Tax

3.28.1 To pay and indemnity the Landlord against any value added tax (or any of a similar nature that may be substituted for it or levied in addition to it) lawfully imposed upon and added to any rent fee charge cost or other payment or expenses in respect of goods and services supplied by or on behalf of the Landlord in connection with this Lease

3.28.2 To indemnity the Landlord to the extent that input (value added) tax for which the Landlord may be able to third parties in respect of goods and services to the Landlord in connection with this Lease is not recoverable by the Landlord by credit against output (value added) tax or repayment to the Landlord by the Commissioners of Customs and Excise

3.29     Notices "to let" and "for sale"
To allow the Landlord its surveyor or agents to enter on the Demised Premises at any time:

3.29.1 within six months next before the expiration or earlier determination of the Term to fix upon any suitable and conspicuous part of the Demised Premises a notice board for re-letting the Demised Premises

3.29.2 to fix on any suitable and conspicuous part of the Demised Premises a notice board for sale of the Landlord's interest in the Demised Premises

3.29.3   not to remove or obscure any such notice board and

3.29.4 to permit all persons authorised by the Landlord or its agents to view the Demised Premises at reasonable hours without interruption in connection with any such letting or sale

3.30     Expenses in respect of party walls and structures
To pay a fair proportion (to be conclusively determined by the Landlord's Surveyor) of the expenses incurred in respect of any repairing rebuilding and cleansing any party walls fences sewers drains channels sanitary apparatus pipes wires passageways stairways entrance ways roads pavements and other things the use of which is common to the Demised Premises and to other property including the fire escape

3.31     Indemnities

3.31.1 To indemnity the Landlord against all costs and expense including professional fees reasonably and property incurred by the Landlord in connection with all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach of the covenants by the Tenant set out herein or implied PROVIDED that such indemnity shall extent to and cover all costs and expenses incurred by the landlord in connection with any steps which the landlord may take to remedy any such breath and be without prejudice to any rights or remedies of the Landlord in respect of any such breach

3.31.2 Without prejudice to the generally of the foregoing to indemnity the Landlord against any tax or imposition which becomes payable by the Landlord in respect of the Demised Premises or any part thereof by reason of any act or omission of the Tenant and against any additional tax or imposition which either during or after the termination of the Term becomes payable by the Landlord in respect of the Demised Premises or any part thereof or any other property whatsoever (whether as a result of the loss of exemption from tax or the loss of eligibility for reduced rates of a tax or as a result of the grossing-up of tax or otherwise howsoever) which but for such act or omission would not have been payable by the Landlord

3.31.3 To indemnity the Landlord against all actions claims liabilities costs and expenses alleged or demanded by the owners or occupiers of any adjourning or neighbouring property or other parties arising through the use or occupation of the Demised Premises the existence of any article in or about the Demised Premises or the execution or omission of any works upon the Demised Premises except insofar as the same may be due solely to the landlord's own act or default or the act or default of the Landlord's employees or agents

3.32     Encumbrances
To observe and perform the obligations and liabilities comprising the Encumbrances and to indemnity and keep indemnified the landlord against any liability whatsoever arising out of breach non-observance or non-performance of such obligations and liabilities

3.33     Surety
In the event that any person firm or body corporate which has or shall have guaranteed the Tenant's obligations contained in this ?Lease shall die or in an event shall occur in relation to such person firm or body corporate of the type referred to in clause 4.1.3 then to give immediate notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within 20 working days thereafter to procure that some other guarantor or guarantors acceptable to the Landlord execute a guarantee in respect of the Tenant's obligations contained in this Lease in the form referred in the fourth Schedule or on such other terms as the landlord may reasonably require

4        Provisos
The parties agree to the following provisos:

4.1      Proviso for re-entry
4.1.1    If

4.1.1.1.1 any or any part of the Rents reserved by the Lease shall be unpaid for 21 days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded) or

4.1.1.2 the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant's goods or

4.1.1.3 an event of insolvency shall occur in relation to the Tenant or any one of the Tenants or any guarantor of the Tenant or any one of the Tenants then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made

4.1.2 Re-entry in exercise of the rights contained in clause 4.1.1 shall be without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in the Lease

4.1.3 The expression "an event of insolvency" in clause 4.1.1.3 includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) the company ceasing to exist the inability of the company to pay its debts entry into compulsory or voluntary liquidation (except for the purpose of amalgamation or reconstruction by a solvent company) the passing of a resolution for a creditors winding up the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order and the appointment of a receiver or an administrative receiver and (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of arrangement of his affairs the application to the application to the court for an interim order and the appointment of a receiver or interim receiver and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986

4.2      Payment of Rent not waiver
No demand for a receipt or acceptance of any part of the Rent or any payment on account thereof shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defence PROVIDED that this proviso shall have effect in relation only to a demand receipt or acceptance made during such period as may in all the circumstances be reasonable for enabling the Landlord to conduct any negotiations with the Tenant for remedying the breach commencing upon the Landlord becoming aware of such breach

4.3      Rent abatement in case of damage by Insured Risks
4.3.1 If the whole or any part of the Demised premises shall at any time be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises unfit for occupation and use and the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld in whole or in part in consequence of some act or default of the Tenant his employees or agents then the Rents reserved by this Lease or a fair proportion of them according to the nature and extent of the damage sustained shall cease and be suspended until the Demised Premises shall be rendered fit for occupation and use again

4.3.2 Any dispute as to the amount or extent of such cesser of Rent shall be referred to the award of a single arbitrator if the Landlord and the Tenant can agree upon one and otherwise to an arbitrator appointed at the request of either of them by the President for the time being of the Royal Institution of Chartered Surveyors and in either case in accordance with the provisions of the Arbitration Act 1996

4.4      Determination if destruction
If during the Term the Demised Premises or the Building shall be destroyed or so damaged by any of the Insured Risks as to be substantially unfit for occupation and use

4.4.1 the Landlord may by not less than three months notice expiring at any time determine the Term and upon the expiry of such notice the Term shall determine without prejudice to any remedy of the Landlord in respect of any of the Tenant's covenants

4.4.2 if the Term is determined under clause 4.4.1 the Landlord shall be entitled to retain the insurance monies received by the Landlord

4.5      No warranty as to use
Nothing herein shall be deemed to constitute any warranty by the Landlord that the Demised premises or any part thereof are under the Planning Acts authorised for use for any specific purpose

4.6      Power for Landlord to deal with adjoining property
The Landlord may deal as it may think fit with other property or buildings belonging to the Landlord adjoining or nearby and to erect or suffer to e erected on such property any buildings whatsoever or to rebuild reconstruct alter or otherwise maintain any such property whether or not such building rebuilding reconstruction alteration or maintenance shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises

4.7      Arbitration of disputes between the Tenant and other
If any dispute or disagreement shall at any time arise between the Tenant and the tenants and occupiers of any adjoining or contiguous property or premises belonging to the Landlord relating to the Conducting Media serving the Demised Premises or any adjoining or contiguous premises or any easements or privileges whatsoever affecting or relating to the Demised Premises or any adjoining or contiguous property or premises or any other thing the use of which is shared by the Demised Premises and such adjoining or contiguous property or premises the dispute or disagreement shall from time to time be settled and determined by the Landlord to which determination the Tenant shall from time to time submit

4.8      Exemption from liability in respect of services
4.8.1 The Landlord shall not be liable to the Tenant for any loss damage or inconvenience which may be caused by reason of:

4.8.1.1 temporary interruption of services during periods of inspection maintenance repair and renewal

4.8.1.2 the breakdown failure stoppage leaking bursting or defect of any hot or cold water sanitary ventilation extraction plant and machinery or of soil gas water or electricity or other plan and machinery or of the Conducting Media in the Demised Premises or neighbouring or adjoining property or premises

4.9      Accidents
The Landlord shall not be responsible to the Tenant or the Tenant's licensees employees or visitors nor to any other person for any accident happening injury damage destruction or financial or consequential loss whether to person property or goods sustained or suffered in the Demised Premises

4.10     Compensation for disturbance
Except to the extent that any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant nor any assignee or undertenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954

4.11     Application
It is acknowledged and agreed that the Landlord shall be allowed a period of not less than thirty days for the purpose of considering any application made by the Tenant for consent pursuant to clauses 3.12 to 3.16 (inclusive) hereof such period to be calculated from the date of receipt by the Landlord of the last of the information and references reasonably requested by it in relation to the transaction which is the subject of the application

4.12     Removal of property after determination of Term
4.12.1 If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale incurred by it to the order of the Tenant

4.12.2 The Tenant shall indemnify the Landlord against any liability incurred by or to any third party whose property shall have been sold by the Landlord in the bona fide mistake belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause

4.13   Notices consents and approvals
4.13.1 Any notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made with the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962)

4.13.2 If the receiving party consists of more than one person a notice to one of them is notice to all

4.13.3 Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing by Deed in such form as the Landlord shall require

4.14     Landlords Mortgagees
4.14.1 The powers rights matters and discretions granted and reserved to the Landlord under this Lease shall be construed as including (where appropriate) the exercise of such right matter and discretion or any mortgagee of the Landlord their servants agents or workmen and all others authorised by them

4.14.2 If the Tenant shall do or propose to do any matter or thing for which the consent of any mortgagee of the Landlord shall be required the Tenant shall bear and indemnify the Landlord against the cost of obtaining such consent together with all incidental surveyors' professional or other fees and disbursement

4.14.3 The Landlord shall be entitled to withhold the Landlord's consent in any matter where any consent of any mortgagee of the Landlord is required and the Landlord having used all reasonable endeavours to do so (provided that the Landlord shall not be required to instigate any proceedings in any court) is unable to obtain it

4.15     Exclude third party rights etc Act
Nothing in this Lease confers any rights on any person pursuant to the Contracts (Rights of Third Parties) Act 1999

4.16     Rights of Pre-emption
4.16.1 If at any time after 30th June 2002 and at any time when the Lease is vested in Tenant (here meaning only Everbloom International Pte Limited or MycoBiotech Pte Limited or any subsidiary of that company) the Landlord shall desire to dispose of its freehold interest in the Demised Premises it shall first serve written notice upon the Tenant of such intention stating the price and other material terms agreed in relation to any proposed sale ("the Landlord's Notice")

4.16.2 In the event that the Tenant wished to acquire the freehold reversion in the Demised premises upon the same terms as the agreed sale and in particular at the same price it shall within 20 working days of receipt of the Landlord's Notice serve written notice upon the Landlord of its desire ("the Tenant's Notice")

4.16.3 Upon receipt of the Tenant's Notice the Landlord shall sign and return to the Tenant a duplicate copy of the Notice

4.16.4 Upon the Tenant's Notice being returned by the Landlord duly signed the Landlord thereby agrees to sell and the Tenant thereby agrees to purchase the Property upon the terms set out in the Landlord's Notice but in any event not at a price below (pound)800,000 and otherwise in accordance with Schedule 5 hereof

5        Landlord's covenants
The Landlord covenants with the Tenant (but not so as to bind the Landlord after it has parted with the reversion) as follows:

5.1      Quiet enjoyment
That the Tenant paying the Rents and performing the Tenant's covenants reserved by and contained in this Lease the Tenant may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

5.2      Insurance
5.2.1 To insure the Demised Premises and keep the same insured (subject to such terms exclusions excesses and limitations as may be imposed by the insurers against

5.2.1.1 loss or damage by the Insured Risks (in the case of terrorism only in as far as insurance cover is available at commercially prudent rates of premium) in such amount as the Landlord shall from time to time deem sufficient to cover the full amount of the costs (including reasonable provision for escalation of such costs between the date of destruction of damage and the date of rebuilding or reinstating the Demised Premises) of completely rebuilding or reinstating the Demised Premises

5.2.1.2 professional fees in such amount as the Landlord from time to time deems appropriate the cost of site clearance (including demolition and debris removal in respect of the Demised Premises) and three years' rent of the Demised Premises at the rate for the time being payable or prospectively payable

5.2.1.3 (to the extent to which the same is not covered by clause 5.2.1.1) sudden and unforeseen damage to the lifts and other engineering plant in the Demised Premises

5.2.1.4 Property Owners Liability for an Indemnity Limited which the Landlord deems appropriate from time to time and to effect such insurance with the insurers or underwriters of repute and to produce to the Tenant when requested details of such insurances and confirmation of payment of the current premiums

5.2.2 Whenever the whole or any part of the Demised Premises shall in consequence of the occurrence of any of the Insured Risks be destroyed or damaged so as to render the whole or part of the Demised Premises unfit for occupation or use then with all the due diligence to apply the monies received for that purpose by virtue of the policy of insurance (or to require the monies to be laid out) towards the rebuilding repairing and reinstating the Demised Premises with all convenient speed

5.2.3 The Landlord's obligation under this clause 5.2 shall cease if and to the extent that the insurance shall be vitiated or the policy monies withheld by any act or default of the Tenant

6        Rent review
6.1      The review date
The Rent payable under his Lease shall be reviewed on the 1 July 2006 (referred to in this clause 6 as "the Relevant Review Date") and as from the Relevant Review Date the Reviewed Rent (agreed or determined in accordance with the following provisions of this clause) shall become payable in all respects as if it were the Rent reserved by this Lease

6.2      Upward only rent review
The Reviewed Rent shall be the greater of:

6.2.1 the Rent payable under this Lease immediately preceding the Relevant Review Date and

6.2.2    the market rent of the Demised Premises at the Relevant Review Date

6.3      The market rent
The expression "the Market Rent" shall for the purpose of this Lease mean the yearly rental value of the Demised Premises having regard to rental values as between a willing landlord and a willing tenant for property at the Relevant Review date without a premium for a term of four years from the Relevant Review Date and subject to the provisions to the same effect as those contained in this Lease (other than the amount of Rent but including these provisions for rent review) but upon the assumption (if not the fact) that at the Relevant Review
Date:

6.3.1 the Demised Premises are available to be let with vacant possession (but such assumption shall not give rise to any discount or abatement of the market rent to allow for any concessionary rent or rent-free period which a willing landlord would grant to a willing tenant upon such a letting)

6.3.2 the Demised Premises are fit fitted out and ready for immediate occupation and use

6.3.3 no work has been carried out to the Demised Premises by the Tenant (or any predecessor-in-title of the Tenant) which has diminished the market rent

6.3.4 in case the Demised Premises have been destroyed or damaged or have become inaccessible they have been fully reinstated (or rendered accessible)

6.3.5 the Demised Premises are in a state of full repair and the covenants on behalf of the Landlord and the Tenant have been fully observed and performed

6.3.6 there is not in operation any statute order or instrument regulation or direction which has the effect of regulating or restricting the amount of Rent of the Demised Premises which might otherwise be payable and

6.3.7 the Demised Premises may be lawfully used for the Permitted Use (and there shall be disregarded any actual restriction or qualification which may be imposed on such use by the terms of the user covenant in clause 3 or otherwise) and that no capital is required to be expended upon the Demised Premises to enable them to be so used

6.3.8 that all Value Added Tax or other imposition or levy of a like nature payable by the Tenant under the provision of this lease is recoverable by the Tenant in full or would be recoverable by any/every prospective willing tenant

6.4      Matters to be disregarded
In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

6.4.1 the occupation of the Demised Premises by the Tenant (or any predecessor-in-title of the Tenant)

6.4.2 any goodwill attached to the Demised Premises by reason of the carrying out at the Demised Premises of the business of the Tenant (or predecessors-in-title of the Tenant to that business)

6.4.3 any improvements to the Demised Premises made by the Tenant with the consent of the Landlord other than those made in pursuance of an obligation to the Landlord

6.4.4 any equipment plant or machinery in or on the Demised Premises whether set out in the attached inventory or otherwise

6.5      Procedure for determination of market rent
6.5.1 The Landlord and the Tenant shall endeavour to agree the Market Rent at any time not being earlier than twelve months before the Relevant Review Date but if they shall not have agreed the Market Rent three months before the Relevant Review Date the amount of the Market Rent shall be determined by a surveyor who shall act as an expert and not an arbitrator to be agreed between the parties of if there is no such agreement then to be nominated by the President for the time being of The Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant provided that the surveyor shall on being appointed invite the Landlord and the Tenant to submit to him within such time limit (not being less than 21 days) as he shall consider appropriate such representations as to the Market Rent with such supporting evidence as the same may respectively wish and the costs of the referral to the surveyor shall be decided by him and his decision shall be final and binding on the parties hereto

6.5.2 The reference to and award of the arbitrator shall be in accordance with the Arbitration Act 1996

6.5.3 The arbitrator to be nominated shall be a chartered surveyor having experience of leasehold valuation of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situated

6.6      Time limits
Time shall not be of the essence in agreeing or determining the Reviewed Rent or of appointing an arbitrator

6.7      Rental adjustments
If the Market Rent shall not have been agreed or determined in accordance with the provisions of this clause before the Relevant Review Date then until the Market Rent shall have been so agreed or determined the Tenant shall continue to pay on account rent at the rate of Rent payable immediately before the Relevant Review Date and when the Market Rent shall have been agreed or determined the Tenant shall forthwith pay to the Landlord all arrears of the Reviewed Rent which shall have accrued with Interest upon the arrears in respect of the period commencing on the Relevant Review Date and ending with the payment of the arrears by the Tenant to the Landlord

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6.8      Memorandum of rent review
The parties shall cause a memorandum of the Reviewed Rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease

7        Surety covenant
7.1      Guarantee
The Surety covenants with the Landlord to perform and observe all the covenants obligations and stipulations set out in the Fourth Schedule

7.2      No waiver of liability
The Surety shall not be released from liability under these provisions by reason of any forbearance the granting of time or any other indulgence on the part of the Landlord including (but without prejudice to the generality of the foregoing) any granting or extension of time under or varying the procedure set out in clause 6.5

7.3      Surety to accept new lease upon disclaimer
If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease the Surety will (if the Landlord shall by notice within three months after such disclaimer so require) take from the Landlord a lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer at the same Rents and subject to the same covenants and conditions as are reserved by and contained in this Lease (with the exception of this clause) such lease to take effect from the date of the disclaimer and in such case the Surety shall pay the costs of such new lease and execute and deliver to the Landlord a counterpart of the new lease

8        Distress
Without prejudice to its other rights at law in the event of any rent or other monies due under this Lease being in arrears for fourteen days whether demanded or not the Landlord shall be entitled to enter on the Demised Premises or any part thereof and to distrain and to apply the proceeds thereof in or towards the payment of the said rents or other monies

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9        VAT
Any rent or other sum payable by the Tenant hereunder is exclusive of Value Added Tax or other tax that is or may be payable thereon

IN WITNESS whereof the parties hereto have executed this Lease as a deed the day and year first above written

                                   SCHEDULE 1
                              The Demised Premises

ALL THAT piece of land as shown edged red on the plan attached hereto together with the buildings erected thereon and any equipment plant or machinery in or on the Demised Premises set out in the attached inventory

                                   SCHEUDLE 2
                                 Rights Granted

The right for the Tenant (in common with other persons entitled to the like right) to free and uninterrupted passage and running of water and soil gas electricity telecommunications and all other services to and from the Demised Premises in through and along the Conducting Media now laid or which may during a period of eighty (80) years from the commencement of the Term be laid in on over or under the Demised Premises or any part thereof

                                   SCHEDULE 3
                           Exceptions and Reservations

1 The right to free and uninterrupted passage and running of water and soil gas electricity telecommunications and all other services to and from the Demised Premises in through and along the Conducting Media now laid or which may during a period of eighty (80) years from the commencement of the Term be laid in on over or under the Demised Premises or any part thereof

2 The right to support shelter and protection for the Landlord's adjoining or neighbouring property from the Demised Premises as is enjoyed at the date hereof

3 The right for the Landlord its agents and workmen and all others authorised at all reasonable times upon reasonable prior notice (except in the case of emergency) to enter the Demised Premises for the purpose of carrying out its obligations hereunder the Landlord making good all damage caused by such entry or any works consequent thereon

4 Full right and liberty to build rebuild alter or raise the height of any building on any adjoining or neighbouring property of the Landlord in such manner as the Landlord thinks fit even if doing so diminishes obstructs affects or interferes with the amenity of or the access to the Demised Premises of passage of light and air to the Demised Premises
5 The right to build on to connect with or otherwise take into use any wall or fence bounding the Demised Premises and any Conducting Media comprising in or serving the Demised Premises without payment of any consideration or compensation to the Tenant subject to the Landlord making good at its own expense any damage thereby caused to the Demised Premises

                                   SCHEDULE 4
                               Surety's Covenants

1 The Surety hereby covenants with the Landlord as a primary obligation that

1.1 the Tenant will at all times during the Term pay the Rent on the days and in manner aforesaid and will duly perform and observe all the Tenant's covenants contained in the Lease and that in case of default the Surety will pay and make good to the Landlord on demand all loss damages costs and expenses thereby arising or incurred by the Landlord

1.2 the Surety will enter into any further lease granted by the Landlord to the Tenant whether pursuant to the Landlord and Tenant Act 1954 or otherwise to guarantee the obligations of the Tenant under such lease such guarantee to be in terms identical (mutatis mutandis) to the terms of this guarantee or in such other terms as may be required by the Landlord

1.3 in the event that the Lease shall be forfeited or a liquidator or trustee in bankruptcy shall disclaim or surrender this Lease the Surety shall if the Landlord so requires by notice in writing given to the Surety within three months after such event take a new lease of the Demised Premises for the residue of the Term unexpired at the date of such event and at the Rents then payable and subject to the terms of this Lease in every respect and to execute and deliver to the Landlord a counterpart thereof and to pay to the Landlord the costs thereof

1.4 in the event that the Landlord shall not require the Surety to take up a lease in accordance with the provisions of paragraph 1.3 hereof then the Surety shall pay to the Landlord a capital sum in the amount of the Rent that would have otherwise been payable under this Lease for the period of three months from the date of disclaimer surrender or forfeiture

2        PROVIDED ALWAYS THAT IT IS HEREBY AGREED THAT

2.1 The Surety shall not be released or discharged in any way from its obligations under this Lease by

2.1.1 any neglect or forbearance of the Landlord in endeavouring to obtain payment of the Rent when the same become payable or to enforce performance or observance of the Tenant's covenant herein and any time which may be given by the Landlord to the Tenant

2.1.2    any variation of the terms of this Lease

2.1.3 the transfer of the Landlord's reversionary interest immediately expectant on the determination of the Term

2.1.4 any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled to re-enter the Demised Premises

2.1.5 any legal limitation and/or incapacity of Tenant and/or any change in the constitution or powers of the Tenant the Surety or the Landlord

2.1.6 any liquidation administration or bankruptcy of the Tenant or the Surety and

2.2 The Surety shall not be entitled to participate in or be subrogated to any security held by the Landlord in respect of the Tenant's obligations or otherwise to stand in the place of the Landlord in respect of any such security

2.3 The Surety hereby waives any right to require the Landlord to pursue against the Tenant any rights which may be available to the Landlord before proceeding against the Surety

                                   SCHEDULE 5
           Provisions for the acquisition of the Freehold interest in the Demised Premises

1 The National Conditions of Sale (20th Edition) shall apply so far as they are not inconsistent with or varied by any expressed terms of this Agreement and completion will take place 20 working days after IPO has been obtained when vacant possession of the Property shall be given the Tenant subject to and with the benefit to any rights restrictions obligations and other matters relating to the Tenant's then existing occupation pursuant to this Lease and rights obligations and restrictions created by the Tenant

2        The Landlord shall sell with Full Title Guarantee

3 Title to the Property is registered at H M Land Registry and will be deduced in accordance with Section 110 of the Land Registration Act 1925

4 Each party should be responsible for its own costs in relation to the acquisition and disposal of the Property

5 The Transfer of the Property shall be to the Tenant or such other corporate entity at the Tenant's direction provided that the Transferee shall be a member of the same group (as that expression is defined in Section 42 of the Landlord and Tenant Act 1954) as the Tenant


EXECUTED as a Deed and                  )
DELIVERED by TEMPLAR                    )
INVESTMENTS LIMITED acting              )
by its duly authorised officer:-        )  ....................................
Director


                                           .....................................
                                            Director/Secretary